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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-189242 and No. 333-19475) and S-8 (No. 333-181441) of Western Asset Mortgage Capital Corporation of our report dated March 16, 2015 relating to the financial statements and financial statement schedule, which appears in this Form 10-K .

/s/ PricewaterhouseCoopers LLP
Los Angeles, California
March 16, 2015

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM